CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



        We hereby consent to the use of our report, dated February 1, 2001, in this annual report on Form 10-KSB for Versatech, Inc.



                                    /s/ CHISHOLM & ASSOCIATES
                                    Chisholm & Associates

Salt Lake City, Utah
April 17, 2001